Exhibit 10.3

STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (this “Agreement”) is entered into as of September 23, 2004, between FOSSIL, INC., a Delaware corporation (“Pledgor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Pledgee”).

1.             In consideration of any extension of credit heretofore or hereafter made by Pledgee to Fossil Partners, L.P., a Texas limited partnership (“Borrower”), and as collateral security for and to secure the prompt payment and performance in full of all obligations of Pledgor to Pledgee under that certain Guaranty Agreement, dated as of September 23, 2004 (as hereinafter amended, modified and/or restated from time to time), pursuant to which Pledgor has absolutely and unconditionally guaranteed to Pledgee the prompt payment and performance in full of all now existing or hereafter arising obligations, liabilities and indebtedness of Borrower to Pledgee under that certain Loan Agreement dated as of September 23, 2004 by and among Pledgee, Borrower, Pledgor and the subsidiaries and/or affiliates of Pledgor from time to time a party thereto, as guarantors (as hereinafter amended, modified and/or restated from time to time, the “Loan Agreement”), Pledgor hereby assigns to Pledgee and grants to Pledgee a continuing security interest in sixty-five percent (65%) of all issued and outstanding shares of capital stock (including, without limitation, all shares of common stock represented by the stock certificates identified on Schedule I attached hereto) of each of Fossil Europe B.V. and Fossil (East) Limited (each individually, a “Subsidiary” and collectively, the “Subsidiaries”), whether now or hereafter issued by the Subsidiaries, together with all proceeds, products and increases thereof and substitutions and replacements therefor (collectively, the “Collateral”).  The obligations referenced above, together with any subsequent renewals, extensions, modifications or increases thereof, are collectively referred to as the “Secured Obligations.”

2.             Pledgor represents and warrants that (i) Pledgor holds absolute ownership of the Collateral, free and clear of all liens and encumbrances; (ii) there are no restrictions upon the transfer of any of the Collateral, other than as may appear and may be referenced on the face of the certificates or other than arising under applicable state or federal securities laws or laws of the jurisdiction in which such Subsidiaries are incorporated; (iii) Pledgor owns directly or indirectly (A) 70% of the issued and outstanding capital stock of Fossil Europe B.V., and (B) 100% of the issued and outstanding capital stock of Fossil (East) Ltd; (iv) there are no existing obligations to issue capital stock or securities convertible into capital stock of any Subsidiary and in no event will Pledgor permit any such stock or securities to be issued prior to payment in full of the Secured Obligations; and (v) there are no existing securities or obligations of any Subsidiary the amount of which obligation is based, in whole or in part, on the value of any Subsidiary’s capital stock or any increase thereof, nor will Pledgor permit any such securities or obligations to exist prior to payment in full of the Secured Obligations.

3.             In furtherance of Pledgee’s security interest in the Collateral, Pledgor agrees to deliver to Pledgee, on the date hereof (to the extent not previously delivered to Pledgee), the stock certificates identified on Schedule I attached hereto, together with stock powers duly executed in blank by Pledgor.  Pledgee acknowledges that notwithstanding Pledgor’s delivery to Pledgee of stock certificates representing in excess of sixty-five percent (65%) of the issued and outstanding shares of capital stock of the Subsidiaries, Pledgee’s security interest hereunder shall be limited to sixty-five percent (65%) of the issued and outstanding shares of capital stock of the Subsidiaries.

4.             With respect to the Collateral and all proceeds, products and increases thereof and substitutions therefor, Pledgor hereby appoints Pledgee its attorney-in-fact, to arrange for the transfer of the Collateral on the books of the Subsidiaries to the name of Pledgee subsequent to the occurrence and during the continuance of any Event of Default (as hereinafter defined) hereunder.  However, Pledgee shall be under no obligation to do so.

5.             During the term of this Agreement, provided no Event of Default has occurred and then exists hereunder, Pledgor shall have the right, where applicable, to vote the Collateral on all corporate questions, and Pledgee shall, if necessary, execute due and timely proxies in favor of Pledgor for this purpose; provided, however, that Pledgor will not be entitled to exercise any such right if the result thereof could reasonably be expected to materially and adversely affect the rights inuring to Pledgee hereunder or the rights and remedies of Pledgee under this Agreement or the ability of Pledgee to exercise the same.

6.             Upon the occurrence of any Event of Default and during the continuance thereof, Pledgee may exercise all of the rights and privileges in connection with the Collateral (including, without limitation, voting rights) to which a transferee may be entitled as the record holder thereof, together with the rights and privileges otherwise granted hereunder.  Pledgee shall be under no obligation to exercise any of such rights or privileges.

7.             If, with the consent of Pledgee, Pledgor shall substitute or exchange other securities in place of those herein mentioned, all of the rights and privileges of Pledgee and all of the obligations of Pledgor with respect to the securities originally pledged or held as Collateral hereunder shall be forthwith applicable to such substituted or exchanged securities.

8.             Upon the occurrence of any Event of Default and during the continuance thereof, Pledgee shall be authorized to collect all dividends, interest payments, and other amounts (including amounts received or receivable upon redemption or repurchase) that may be, or become, due on any of the Collateral.  If Pledgor receives any such dividends, payments or amounts after the occurrence and during the continuance of an Event of Default, it shall immediately endorse and deliver the same to Pledgee in the form received.  All such amounts which Pledgee receives and retains in accordance with the terms of this paragraph 8 shall be applied to reduce the principal amount outstanding on the Secured Obligations in inverse order of maturity.  Pledgee is, furthermore, authorized to give receipts in the name of Pledgor for any amounts so received.  Pledgee shall be under no obligation to collect any such amounts.

9.             In the event that, during the term of this Agreement, subscription warrants or any other rights or options shall be issued in connection with the Collateral, such warrants, rights, or options shall be immediately assigned, if necessary, by Pledgor to Pledgee.  If any such warrants, rights, or options are exercised by Pledgor, all new securities so acquired by Pledgor shall be immediately assigned to Pledgee, shall become part of the Collateral and shall be endorsed to, delivered to and held by Pledgee under the terms of this Agreement in the same manner as the securities originally pledged.

10.           In the event that, during the term of this Agreement, any share, dividend, reclassification, readjustment or other change is declared or made in the capital structure of any Subsidiary, all new, substituted and additional shares, or other securities and related stock certificates, issued by reason of any such change shall become part of the Collateral and shall be endorsed to, delivered to and held by Pledgee under the terms of this Agreement in the same manner as the securities originally pledged hereunder (except to the extent that any such pledge by Pledgor to Pledgee would cause more than sixty-five percent (65%) of the issued and outstanding shares of capital stock of any Subsidiary to become subject to Pledgee’s security interest hereunder).

11.           Pledgor authorizes Pledgee, without notice or demand, and without affecting the liability of Pledgor hereunder, from time to time to:

(A)          hold security in addition to and other than the Collateral for the payment of the Secured Obligations or any part thereof, and exchange, enforce, waive and release any Collateral or any part thereof, or any other such security, or part thereof;

(B)           release any of the endorsers or guarantors of the Secured Obligations secured hereunder or any part thereof, or any other person whomsoever liable for or on account of such Secured Obligations;

(C)           on the transfer of all or any part of the Secured Obligations secured hereunder, Pledgee may assign all or any part of Pledgee’s security interest in the Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to the Collateral so transferred, provided that in no event shall Pledgee be liable for any act or omission or negligent act or negligent omission with respect to the Collateral, other than acts or omissions constituting gross negligence, willful misconduct or tortious breach of contract.  The transferee of the Collateral shall be vested with the rights, powers and remedies of Pledgee hereunder, and with respect to any Collateral not so transferred, Pledgee shall retain all rights, powers and remedies hereby given; and

(D)          Pledgor hereby waives any right to require Pledgee to proceed against Pledgor, Borrower or any other person whomsoever, to proceed against or exhaust any collateral or any other security held by Pledgee, or to pursue any other remedy available to Pledgee.  Pledgor further waives any defense arising by reason of any liability or other defense of Pledgor or of any other person.  Pledgor shall have no right to require Pledgee to marshal collateral.

12.           It shall not be necessary for Pledgee to inquire into the powers of Pledgor or the officers, directors or agents acting or purporting to act on behalf of Pledgor, and any obligations made or created in reliance on the professed exercise of such powers shall be secured hereunder.

13.           To the extent permitted by applicable law and in the Loan Agreement, Pledgee shall be under no duty or obligation whatsoever to make or give any presentments, demands for performance, notices of non-performance, protests, notices of protest, or notices of dishonor in connection with the Secured Obligations.

14.           The occurrence of an event of default under and as defined in the Loan Agreement shall, at the option of Pledgee, constitute an “Event of Default” under this Agreement.

15.           Upon the occurrence and during the continuance of any Event of Default, the Secured Obligations shall, at the option of Pledgee, become immediately due and payable, and Pledgee shall have all rights and remedies as a secured party under any UCC (as hereinafter defined), and such additional rights and remedies to which a secured party is entitled under the laws in effect in all relevant jurisdictions, and, in this connection, subject to applicable regulatory and legal requirements, Pledgee may sell the Collateral, or any part thereof, at public or private sale or at any broker’s board or on any securities exchange or electronic trading facility, for cash, upon credit or for future delivery as Pledgee shall deem appropriate.  Pledgee shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale Pledgee shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and, to the extent permitted by applicable law, Pledgor hereby waives all rights of redemption, stay, valuation and appraisal Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  Pledgee shall give each person entitled to notice of such sale under Section 9-611(c) of the UCC ten (10) days prior written notice (which Pledgor agrees is reasonable notice within the meaning of Section 9-612 of the UCC) of Pledgee’s intention to make any sale of Collateral.  Such notice shall conform to the requirements of Section 9-613 of the UCC.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Pledgee may fix and state in the notice of such sale.  At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as Pledgee may (in its sole and absolute discretion) determine.  Pledgee shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given.  Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Pledgee until the sale price is paid in full by the purchaser or purchasers thereof, but Pledgee shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.  At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section, Pledgee may bid for or purchase, free from any right of redemption, stay or appraisal on the part of Pledgor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to Pledgor therefor.  For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) Pledgee shall be free to carry out such sale pursuant to such agreement, and (c) Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after Pledgee shall have entered into such an agreement, all Events of Default shall have been remedied and the Obligations paid in full.  As an alternative to exercising the power of sale herein conferred upon it, Pledgee may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.  Any sale pursuant to the provisions of this Section shall be deemed to be a commercially reasonable disposition as provided in Section 9-610 of the UCC.  Pledgee shall receive the proceeds of any such sale or sales, and, after deducting therefrom any and all reasonable costs and expenses incurred in connection with the sale thereof, apply the net proceeds toward the payment of the Secured Obligations secured hereunder, including interest, reasonable attorneys’ fees, and all other reasonable costs and expenses incurred by Pledgee hereunder and under any other agreement between Pledgor and Pledgee.  If such proceeds be more than sufficient to pay the same, then in case of a surplus, such surplus shall be accounted for and paid over to Pledgor, provided Pledgor be not then indebted to Pledgee otherwise under this Agreement or any Other Agreement or for any cause whatsoever.  As used herein, the term “UCC” shall mean (i) the Uniform Commercial Code as in effect from time to time in the State of Texas and (ii) in any case where mandatory choice or law rules in the Texas Uniform Commercial Code require the application of the Uniform Commercial Code of another jurisdiction, the Uniform Commercial Code of such other jurisdiction as in effect from time to time.

16.           In view of the position of Pledgor in relation to the Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute in any other jurisdiction or hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Securities Laws”) with respect to any disposition of the Collateral permitted hereunder.  Pledgor understands that compliance with the Securities Laws might very strictly limit the course of conduct of Pledgee if Pledgee were to attempt to dispose of all or any part of the Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Collateral could dispose of the same.  Similarly, there may be other legal restrictions or limitations affecting Pledgee in any attempt to dispose of all or part of the Collateral under applicable blue sky or other state securities laws or similar laws analogous in purpose or effect.  Pledgor recognizes that in light of such restrictions and limitations Pledgee may, with respect to any sale of the Collateral, limit the purchasers to those who will agree, among other things, to acquire such Collateral for their own account, for investment, and not with a view to the distribution or resale thereof.  Pledgor acknowledges and agrees that in light of such restrictions and limitations, Pledgee, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under the Securities Laws and (b) may approach and negotiate with a single potential purchaser or a limited number of potential purchasers to effect such sale.  Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions.  In the event of any such sales, Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price that Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration under the Securities Laws or if more than a single purchaser or a limited number of purchasers were approached.  The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which Pledgee sells.

17.           Pledgor agrees to execute and deliver to Pledgee such financing statements, continuation statements or amendments of financing statements, each in form reasonably acceptable to Pledgee, as Pledgee may from time to time reasonably request, or as are necessary or desirable in the opinion of Pledgee to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral as provided herein, and the other rights and security contemplated hereby, all in accordance with the UCC as enacted in any and all relevant jurisdictions, or any other relevant law.  Pledgor hereby authorizes Pledgee to file any such financing statements without the signature of Pledgor where permitted by law.  Pledgee is herby authorized to make filings with such recording offices and such other governmental authorities as Pledgee may consider necessary or appropriate for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interests and liens granted to Pledgor by Pledgee.  Pledgor will pay any applicable filing fees, recordation taxes and related expenses relating to the Collateral.

18.           Pledgor hereby constitutes and appoints Pledgee its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of Pledgor or otherwise) (i) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to Pledgor under or arising out of the Collateral, (ii) to endorse any checks or other instruments or orders in connection therewith, (iii) to file any claims or take any action or institute any proceedings which Pledgee may deem to be necessary or advisable to protect its interests and (iv) to execute, deliver, record or file any other document or instrument and take such other actions as it considers appropriate in connection with the perfection, protection or enforcement of its security interest in the Collateral, the possession, maintenance, preparation for sale, foreclosure, sale, lease, exchange or other disposition or release of any Collateral or the exercise of any rights or remedies provided in this Agreement, which appointment as attorney is coupled with an interest.

19.           Upon indefeasible repayment in full in cash of the Secured Obligations, Pledgee will promptly, at Pledgor’s expense, deliver all of the Collateral to Pledgor along with all instruments of assignment executed in connection therewith, and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence Assignor’s release of Pledgee’s security interest hereunder.

20.           Choice of Law.  This Agreement is being executed and delivered, and is intended to be performed in the State of Texas.  Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Agreement.  In the event of a dispute involving this Agreement or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Dallas County, Texas to the extent such dispute is not resolved by binding arbitration pursuant to Pledgee’s current Arbitration Program described in Section 22 below.

21.           Loan Agreement.  This Agreement is executed in connection with the Loan Agreement and Pledgee is entitled to all the benefits provided therein and in the other agreements, documents, instruments and certificates entered into in connection with the Loan Agreement.

22.           AGREEMENT FOR BINDING ARBITRATION.  The parties agree to be bound by the terms and provisions of Pledgee’s current Arbitration Program which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of any party.

IN WITNESS WHEREOF, Pledgor and Pledgee have executed this Agreement as of the date first above written.

PLEDGOR:

FOSSIL, INC.

By:
Randy S. Kercho, Executive Vice President

PLEDGEE:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Susan K. Nugent, Assistant Vice President

SCHEDULE I

(See attached)